FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)     January 22, 2007
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                                Tower Group, Inc.
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             (Exact name of registrant as specified in its charter)

              Delaware                   000-50990             13-3894120
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   (State or other jurisdiction or    Commission File        (IRS Employer
           incorporation)                 Number:           Identification No.)

                       120 Broadway, New York, NY                10271
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                (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code       (212) 655-2000
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 22, 2007, Tower Group, Inc. (the "Company") entered into a Placement Agreement (the "Placement Agreement"), among the Company and Tower Group Statutory Trust VI, an affiliated Delaware trust formed on January 11 , 2007 (the "Trust") Keefe, Bruyette & Woods, Inc., as purchaser (the "Purchaser"), and FTN Financial Capital Markets, a division of First Tennessee Bank, N.A., and Keefe, Bruyette & Woods, Inc., as co-placement agents (the "Placement Agents") for the offering and sale of $20,000,000 of fixed/floating rate capital securities (the "Trust Preferred Securities") to be issued by the Trust. The Placement Agreement includes customary representations, warranties and covenants by the Company. Under the terms of the Placement Agreement, the Company and the Trust have agreed to indemnify the Placement Agents against certain liabilities.


On January 25, 2007, the Trust sold the Trust Preferred Securities for a purchase price of $20,000,000 to the Purchaser. The Trust also issued 619 of its fixed/floating rate common securities (the "Common Securities") to the Company for a purchase price of $619,000, which constituted all of the issued and outstanding common securities of the Trust.



The terms of the Trust Preferred Securities are governed by an Amended and Restated Declaration of Trust (the "Declaration"), dated January 25, 2007, by and among Wilmington Trust Company, as Institutional Trustee and as Delaware Trustee, Tower Group, Inc., as Sponsor, and the Administrators named therein. The Trust Preferred Securities mature on March 15, 2037, are redeemable at the Company's option at par plus accrued and unpaid interest beginning March 15, 2012, and require quarterly distributions of interest by the Trust to the holder of the Trust Preferred Securities. Interest will be payable quarterly in arrears at a rate of 8.155% to March 15, 2012 and thereafter through maturity at a variable per annum rate, reset quarterly, equal to the London interbank offered interest rate for three-month, U.S. dollar deposits plus 3.00%.


The Trust used the proceeds from the sale of the Trust Preferred Securities and the Common Securities to purchase $20,619,000 in principal amount of the Company's fixed/floating rate junior subordinated deferrable interest debentures, due March 15, 2037 (the "Debentures"). The net proceeds to the Company from the sale of the Debentures to the Trust was primarily used by the Company to redeem the Company's Series A-1 Preferred Stock.


The Debentures were issued pursuant to an Indenture (the "Indenture"), dated January 25, 2007, by and between the Company and Wilmington Trust Company, as Trustee. The terms of the Debentures are substantially the same as the terms of the Trust Preferred Securities. The interest payments on the Debentures paid by the Company will be used by the Trust to pay the quarterly distributions to the holder of the Trust Preferred Securities. The Company has the right to defer interest payments on the Debentures for up to five years without triggering an event of default.



Under the terms of the Indenture, an event of default may occur upon (i) non-payment of interest on any Debenture when due and payable, and failure to cure the default for a period of 30 days; (ii) non-payment of all or any part of the principal of any Debenture when due and payable; (iii) the Company's breach of any covenants or agreements in the Indenture, which failure continues for a period of 60 days after notice of such failure is given to the Company; or (iv) a bankruptcy or liquidation of the Company.


The Indenture permits the Company to redeem the Debentures (and thus a like amount of the Trust Preferred Securities) on or after March 15,, 2012 at par plus accrued and unpaid interest, or in connection with a special event (as defined in the Indenture). If the Company redeems any amount of the Debentures, the Trust must redeem a like amount of the Trust Preferred Securities.


The Company has provided a full, irrevocable and unconditional guarantee of payment of the obligations of the Trust with respect to the Trust Preferred Securities pursuant to a Guarantee Agreement, dated January 25, 2007, by and between the Company and Wilmington Trust Company, as Trustee.


The Trust Preferred Securities have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and unless so registered, may not be offered or sold in the United States, except pursuant to an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws.


The descriptions of the Placement Agreement, Indenture, Declaration and Guarantee Agreement contained herein are qualified in their entirety by reference to the Placement Agreement, Indenture, Declaration and Guarantee Agreement attached hereto as Exhibits and incorporated herein by this reference.


On January 22, 2007, the Company entered into an underwriting agreement with the underwriters named therein to sell 2,704,000 shares of common stock of the Company in a public offering. The underwriters have an over-allotment option to purchase up to an additional 405,600 shares for a period of 30 days.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF- BALANCE SHEET ARRANGEMENT OF A REGISTRANT


See the description contained in Item 1.01 above, which is incorporated herein by this reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

             The following exhibits are filed as part of this report.



Number                    Description
------                    -----------

1.01 Underwriting Agreement regarding Tower Group, Inc.'s 2,704,000 shares of common stock dated January 22, 2007

1.02 Placement Agreement dated January 22, 2007 between the Company, Tower Group Statutory Trust VI and FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc.

4.01 Indenture between Tower Group, Inc. and Wilmington Trust Company , as Trustee, dated January 25, 2007

10.01 Guarantee Agreement dated January 25, 2007, by and between Tower Group, Inc. and Wilmington Trust Company


10.02 Amended and Restated Declaration of Trust, dated January 25, 2007, by Wilmington Trust, as Institutional Trustee and as Delaware Trustee; Tower Group, Inc, as Sponsor, and the Trust Administrators Michael H. Lee, Francis M. Colalucci and Stephen L. Kibblehouse
















                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                 Tower Group Inc.
                                   (Registrant)

Date       January 26, 2007      /s/  Francis M. Colalucci
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                                 (Signature)
                                 Francis M. Colalucci
                                 Senior Vice President, Chief Financial Officer
                                 and Treasurer


 INDEX TO EXHIBITS


Number                            Description
-------                           ------------

1.01 Underwriting Agreement regarding Tower Group, Inc.'s 2,704,000 shares of common stock dated January 22, 2007

1.02 Placement Agreement dated January 22, 2007 between the Company, Tower Group Statutory Trust VI and FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc.

4.01 Indenture between Tower Group, Inc. and Wilmington Trust Company , as Trustee, dated January 25, 2007

10.01 Guarantee Agreement dated January 25, 2007, by and between Tower Group, Inc. and Wilmington Trust Company

10.02 Amended and Restated Declaration of Trust, dated January 25, 2007, by Wilmington Trust, as Institutional Trustee and as Delaware Trustee; Tower Group, Inc, as Sponsor, and the Trust Administrators Michael H. Lee, Francis M. Colalucci and Stephen L. Kibblehouse